UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

Asia Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51048	47-0855301
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

119 Commercial St., Ste 190-115, Bellingham, WA 98225

(Address of Principal Executive Offices) (Zip Code)

(360) 392-2841

Registrant’s telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

1. On November 1, 2011, the Board of Directors of Asia Properties, Inc., (the “Company”) accepted the resignation of the Company’s Auditor. Parker Randall CF (H.K.) CPA Limited, Chartered Accountants. It should be noted that the resignation was given verbally and that despite our requests, no resignation letter has been received by the Company.

a. The Company engaged Parker Randall on May 12, 2010. During the period from May 12, 2010 to November 1, 2011 there were no disagreements with Parker Randall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Parker Randall CPA’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with the report.

b. The Board of Directors under has accepted the resignation of Parker Randall CF (H.K.) CPA Limited, Chartered Accountants.

c. During the period from May 12, 2010 to November 1, 2011, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

d. During the period from May 12, 2010 to November 1, 2011 Parker Randall CPA did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.

e. During the period from May 12, 2010 to November 1, 2011, Parker Randall CPA did not advise the Company that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Parker Randall CPA unwilling to be associated with the financial statements prepared by management

f. During the period from May 12, 2010 to November 1, 2011, Parker Randall did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

g. During the period from May 12, 2010 to November 1, 2011, Parker Randall did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

h. The Company has requested that Parker Randall furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Additionally, the Company wrote to Parker Randall requesting release of information to a successor auditor. Parker Randall has not responded to either of these requests.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2012

ASIA PROPERTIES, INC.

/s/ Daniel S. Mckinney
Daniel S. Mckinney
President, Chief Executive Officer, Director